GLG Partners, Inc. BARCLAYS CAPITAL FINANCIAL SERVICES CONFERENCE London May 7, 2009 Exhibit 99.1

FORWARD-LOOKING STATEMENTS This presentation contains statements relating to future results (including certain projections and business trends) of GLG Partners, Inc. ("GLG") that are forward-looking statements. Actual results may differ materially from those projected as a result of certain risks and uncertainties. These risks and uncertainties include, but are not limited to: the volatility in the financial markets; market conditions for the investment funds GLG manages ("GLG Funds"); performance of GLG Funds, the related performance fees and the associated impacts on revenues, net income, cash flows and fund inflows/outflows; the cost of retaining GLG's key investment and other personnel or the loss of such key personnel; risks associated with the expansion of GLG's business in size and geographically; operational risk, including counterparty risk; litigation and regulatory enforcement risks, including the diversion of management time and attention and the additional costs and demands on GLG's resources; risks associated with the use of leverage, investment in derivatives, availability of credit, interest rates and currency fluctuations, as well as other risks and uncertainties, including those set forth in GLG's filings with the Securities and Exchange Commission. These forward-looking statements are made only as of the date hereof, and GLG undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

GLG OVERVIEW GLG is a NYSE-listed, U.S. public company with operations in London, New York and the Cayman Islands. The company accessed the public markets through a reverse acquisition transaction in November 2007. GLG is a leading asset manager Over $15 billion in net assets under management ("AUM")(1) as of December 31, 2008 Approximately 13% net annual returns in alternative strategies since 1997 26% CAGR in net AUM since 2002; 13% since 2005 Deep and talented team of investment professionals GLG is trading on the NYSE under the symbol "GLG" Equity market capitalization is approximately $1.0 billion(2) Management, directors, officers, key personnel and employees beneficially own approximately 60% of GLG's shares Notes: 1. See "Description of Gross and Net Assets Under Management" in Appendix for definition. 2. Based on GLG's share price of $3.38 as of May 5, 2009, and shares outstanding as of February 11, 2009. 3. Uses non GAAP weighted average fully diluted shares. See the Appendix for a description of this non GAAP financial measure and a reconciliation to GAAP fully diluted shares. 3

GLG IS A LEADING ASSET MANAGER GLG is a London-based multi-strategy asset manager with over $15 billion in net AUM as of December 31, 2008(1) Focus on equity, emerging markets, macro, convertible and credit strategies in a broad range of funds and managed accounts comprising both alternative and long-only strategies Attractive foundation of ultra-high net worth / high net worth clients representing roughly half of GLG's AUM Over 325 people(2), including approximately 120 investment professionals, located in London, New York and the Cayman Islands Founded in 1995 with a long history of strong and sustained investment performance Winner of numerous major industry awards including: GLG Partners LP Winner 2006 and 2007 No. 1 Hedge Fund (Based on All Votes) GLG Partners LP Winner 2006 Best Hedge Fund Manager Notes: 1. See "Description of Gross and Net Assets Under Management" in Appendix for definition. 2. Includes contractors and temporary personnel. 4 GLG Global Convertible UCITS D GLG Partners LP Winner 2008 Best Fund over 5 Years Bond Convertibles Global GLG Technology Fund Winner 2007 No. 1 Buyside Individual Telecom Equip/ IT Hardware GLG Utilities Fund Winner 2007 No. 1 Buyside Individual Utilities GLG Partners LP Winner 2008 No. 1 Pan-European Hedge Fund

A DIFFERENTIATED INVESTMENT APPROACH Heavy emphasis on fundamental research, tactical trading and a vast network of industry and street contacts. The scale of GLG drives significant access. Investment professionals work on large open research / trading floors. Investment strategies have dedicated investment and risk professionals though culture, compensation and physical layout are designed to facilitate real time information flow and collaboration. Senior Management Advisory Group comprised of GLG professionals was created in October 2008 and advises the firm on strategic direction and the delivery of best of breed performance for its investors and operations. Risk and controls infrastructure is tailored at the fund level (limits for net and gross exposure, position concentrations, VAR), monitored by distinct risk managers and reviewed at the firm level by the Risk Committee, David Benjamin (Head of Risk) and Emmanuel Roman, Co-CEO. Independent custodians, multiple prime brokers and first class customer statements complemented by regulatory oversight from the FSA and the SEC. 5

MULTI-STRATEGY MODEL

AUM breakdown by investment strategy

- Single Manager Alternative Strategy Funds (20) 36%
- Long-Only Funds (17) 11%
- Managed Accounts 40%
- Internal FoHFs (3) 7%
- External FoHFs (6) 3%
- Cash and Individual Securities 3%



Single Manager Alternative Strategy Funds (20) 36%

Sub-breakdown of single manager alternative strategy funds



- Equity Long-Short Funds (13) 62%
- Macro Fund (1) 5%
- Multi-Strategy Arbitrage Fund (1) 16%
- Mixed Asset Long-Short Funds (2) 10%
- Convertible Bond Fund (1) 4%
- Credit Long-Short Funds (2) 3%

1997
- GLG Balanced
- GLG Capital Appreciation
- GLG Performance
- GLG Global Convertible
- GLG Opportunity *(restructured into the GLG Global Opportunity Fund in 2002)*

1998
- GLG Market Neutral

1999
- GLG European Equity
- GLG Global Convertible UCITS
- GLG Capital Appreciation *(Distributing)*
- GLG Performance *(Distributing)*

2000
- GLG European Long-Short
- GLG Global Aggressive

2001
- Prescient Alpha

2002
- GLG European Opportunity
- GLG North American Opportunity
- GLG Financials
- GLG Technology
- GLG Credit

2003
- GLG Multi Strategy
- GLG MMI Enhanced

2004
- GLG Japanese Long-Short
- GLG Global Futures
- GLG North American Equity

2005
- GLG Alpha Select
- GLG Emerging Markets
- GLG Consumer
- GLG MMI Japanese Opportunity
- GLG Global Utilities
- GLG Global Convertible UCITS *(Distributing)*

2006
- GLG Event Driven
- GLG Absolute Return Bond
- GLG MMI Directional
- GLG Esprit
- GLG UK Select Equity

2007
- GLG MMI Enhanced II
- GLG Emerging Markets Special Situations
- GLG Environment
- GLG Alpha Capture
- GLG UK Select Equity *(Distributing)*
- GLG Loan
- GLG Emerging Equity
- GLG Emerging Currency and Fixed Income

2008
- GLG Global Mining
- GLG MMI Select
- GLG Euro Equity UCITS III
- GLG Performance UCITS III
- GLG Performance (Institutional)
- GLG EAFE (Institutional)
- GLG International Small Cap

Note: Data is based on gross AUM and GLG Funds as of December 31, 2008. See "Description of Gross and Net Assets Under Management" in Appendix for definition of "gross AUM". Figures in parentheses indicate number of funds within each strategy and excludes the special asset funds.

6

INVESTMENT RETURNS

Alternative (%) Total (%) 1Q 09 4.4 1.5 2008 (24.6) (28.5) 2007 18.6 16.0 2006 19.5 17.1 2005 10.4 12.5 2004 8.2 8.8 TRACK RECORD OF INVESTMENT PERFORMANCE Since the first fund launched in 1997, GLG has achieved 12.9% net-of-fees annualized dollar-weighted return on its alternative strategies* through March 2009 Rebased Index Value 8 Ann. Return 1Q 2009 2008 2007 2006 2005 2004 12.9 4.4 (24.6) 18.6 19.5 10.4 8.2 10.6 1.5 (28.5) 16.0 17.1 12.5 8.8 7.2 0.9 (19.1) 12.6 13.9 7.6 9.6 5.2 (0.3) 9.2 4.0 0.8 3.7 4.9 0.1 (11.7) (38.5) 3.5 13.6 3.0 9.0 (0.4) (10.6) (40.1) 2.8 13.5 13.7 9.5 (0.5) (11.2) (45.5) 0.1 16.5 22.8 9.4 Note: Dollar-weighted average returns are calculated as the composite performance of all constituent funds excluding managed accounts, fund of funds, the GLG Emerging Markets Special Situations Fund, the special asset funds and all Societe Generale Asset Management UK funds, weighted by the sum of month end fund AUM and fund net inflows on the subsequent dealing day. Performance is measured by core class in each fund. First GLG fund began trading in January 1997; as a result, indices are rebased to 100 as at January 1, 1997 with monthly data points through to March 31, 2009. Annualized returns are calculated on basis of monthly pricing data. Mar 09

RECENT FUND PERFORMANCE 9 Notes: Dollar-weighted average returns are calculated as the composite performance of all constituent funds excluding managed accounts, fund of funds, the GLG Emerging Markets Special Situations Fund, the special asset funds and all Societe Generale Asset Management UK funds, weighted by the sum of month end fund AUM and fund net inflows on the subsequent dealing day. Performance is measured by core class in each fund. 1. Based on estimated NAVs as of month end. All GLG Funds Alternative Strategy Funds Long-Only Strategy Funds MSCI World Index S&P 500 DOLLAR-WEIGHTED COMPOSITE RETURNS DOLLAR-WEIGHTED COMPOSITE RETURNS DOLLAR-WEIGHTED COMPOSITE RETURNS DOLLAR-WEIGHTED COMPOSITE RETURNS DOLLAR-WEIGHTED COMPOSITE RETURNS DOLLAR-WEIGHTED COMPOSITE RETURNS YTD thru April 2009(1) 4.9% 6.1% 1.2% (1.7%) (3.4%) April 2009(1) 3.4% 1.6% 8.6% 10.0% 9.4% 1Q 2009 1.5% 4.4% (6.8%) (10.6%) (11.7%)

ASSET FLOWS

AUM LEVELS Note: 1. See "Description of Gross and Net Assets Under Management" in Appendix for definition. 11 Net AUM (in billions)

2Q 08* FOREIGN CURRENCY IMPACT ON AUM GLG typically offers multi currency share classes to its investors in each of its Funds As of December 31, 2008, the AUM split was approximately 40% Euro, 55% Dollar- denominated with a de minimis amount of other currencies 12 0.4 BN (0.7) BN 0.7 BN 1.0 BN (0.7) BN 0.8 BN (0.08) BN (1.1) BN (0.4) BN 1Q 08* 2004 2005 2006 2007 3Q 08* 4Q 08* 2008 FX Impact in $ * Quarterly data has not been annualized

RECORD OF ORGANIC GROWTH Significant 4Q 2008 Developments: $1.6 billion Banca Fideuram mandate was funded in October 2008 Approximately $3.0 billion Societe Generale Asset Management UK sub-advisory mandate 13 2004 NET INFLOWS 2.3 BN (1.4) BN 2.6 BN 6.1 BN (1.3) BN 0.8 BN (0.6) BN (2.2) BN 0.8 BN * Quarterly data has not been annualized 2005 2006 2007 1Q 08* 2Q 08* 3Q 08* 4Q 08* 2008

SOCIETE GENERALE ASSET MANAGEMENT UK ACQUISITION 14 On December 19, 2008, GLG entered into an agreement with Societe Generale Asset Management to acquire Societe Generale Asset Management UK ("SGAM UK") for cash. SGAM UK is Societe Generale's UK long only asset management business with assets under management of approximately $8.5 billion as of December 31, 2008. GLG acquired SGAM UK's operations and its investment and support staff based primarily in London on April 3, 2009. GLG acted as a sub-advisor on approximately $3.0 billion of SGAM UK assets until the transaction closed. The transaction not only complements GLG's existing long-only offerings in the UK and Europe but also adds new capabilities directed at Japan, the Middle East and North America.

FINANCIAL SUMMARY

($ MM except per share amounts)	4Q 2008	4Q 2007	% Change in Quarters	2008	2007	% Change YoY
Opening Net AUM	17,280	20,466		24,612	15,154	
Inflows (net of redemptions)	771	2,927		(1,273)	6,077	
Performance (gains net of losses and fees)	(2,649)	986		(7,605)	2,383	
Currency translation impact (non US$ AUM expressed in US$)	(364)	232		(695)	997	
Closing Net AUM	15,039	24,612	(38.9%)	15,039	24,612	(38.9%)
Average net AUM[1]	16,160	22,539	(28.3%)	21,049	18,981	10.9%
Management fees	48.1	88.3	(45.5%)	317.8	287.2	10.7%
Performance fees	17.8	334.8	(94.7%)	107.5	678.7	(84.2%)
Administration fees	8.7	21.2	(59.0%)	69.1	64.2	7.7%
Other	(1.9)	2.2	(184.8%)	0.5	10.1	(94.6%)
Total net revenues and other income	72.7	446.5	(83.7%)	495.0	1,040	(52.4%)
Compensation, benefits and profit share[2]	(175.8)	(893.2)	(80.3%)	(952.9)	(1,211.2)	(21.3%)
General, administrative and other	(30.9)	(29.3)	5.6%	(121.7)	(108.9)	11.8%
Net interest (expense) income	(4.5)	(2.3)	92.0%	(16.6)	2.4	(806.9%)
Income tax (expense)	(1.6)	(31.0)	(94.9%)	(14.2)	(64.0)	(77.8%)
GAAP net income (loss) before minority interests	(140.1)	(509.3)	(72.5%)	(610.5)	(341.7)	78.7%
Add: Acquisition-related compensation expense[3]	168.1	639.1		756.6	639.1	
Deduct: Tax effect of Acquisition-related compensation expense[3]	2.7	-		(3.3)	-	
Deduct: Cumulative dividends	(2.6)	(2.7)		(14.8)	(2.7)	
Non-GAAP adjusted net income[3]	28.2	127.1	(77.8%)	128.0	294.7	(56.6%)
Non GAAP weighted average fully diluted shares	306.2	331.3		308.8	333.7	
Non GAAP adjusted net income divided by non GAAP weighted average fully diluted shares	0.09	0.38	(76.3%)	0.41	0.88	(53.4%)

Notes: Totals may not add up due to rounding

1. Calculated as a 2 point average for the quarters and 5 point average for the years.
2. Includes non Acquisition-related share-based compensation of approximately $72 million for full year 2008 and $67 million for Q4 .
3. See the Appendix for a description of this non-GAAP financial measure.

15

KEY PERFORMANCE RATIOS

	4Q 2008	4Q 2007	2008	2007	YoY Δ
Management fees and Administration fees / Average net AUM[1][2]	*1.57%*	*1.94%*	*1.90%*	*1.85%*	*0.05%*
Total net revenues and other income[3] / Average net AUM[2]	*2.00%*	*7.92%*	*2.43%*	*5.48%*	*(3.05%)*
Compensation, benefits and profit share less Acquisition-related compensation expense ("CBP")[4] / Total net revenues and other income	*10.5%*	*56.9%*	*39.7%*	*55.0%*	*(15.3%)*
General, administrative and other expenses / Average net AUM[2]	*0.9%*	*0.5%*	*0.6%*	*0.6%*	*0.0%*
Non GAAP adjusted net income / Total net revenues and other income	*38.7%*	*28.5%*	*25.9%*	*28.3%*	*(2.6%)*
"Effective" tax rate (sum of income taxes, cumulative dividends and tax effect of Acquisition-related compensation expense divided by pre-tax adjusted net income)	*4.9%*	*21.0%*	*20.2%*	*18.5%*	*1.7%*

- Lower management and administration fee yields in 4Q 2008 were driven largely by a mix of:
  - Institutional management fees charged on Banca Fideuram mandate which funded in October
  - Redemptions from funds and share classes charging higher management fees
  - Significantly reduced management fees to 50 bps charged on special asset funds

Notes:
1. Ratios are annualized for quarterly periods.
2. Average net AUM for a given period is calculated as a 2 point average for the quarters and 5 point average for the years. Ratios calculated using the Q4 and 2008 average net AUM exclude the approximately $3.0 billion Société Générale Asset Management UK sub-advisory mandate signed in December 2008.
3. Since performance fees are only recognized when they crystallize, typically on June 30th and December 31st, total net revenues and other income captures first half performance fees in 2Q and second half performance fees in 4Q.
4. See the Appendix for a description of this non GAAP financial measure.

16

GLG'S KEY GROWTH STRATEGIES Extend Strong Investment Track Record Dedicated to achieving substantial absolute returns for clients Committed to recruiting, training, retaining and motivating the top investment talent in the world Expand Investment Products and Strategies Continued emphasis on innovation and responsiveness to market opportunities and client demands Build on Success in Europe and UK to Penetrate Other Major Markets Expand client relationships and distribution capabilities in the US, Middle East and Asia, regions where GLG currently has modest representation but sees significant growth opportunities Registered GLG Inc., a wholly-owned subsidiary, with the SEC as a US investment advisor in January 2008, permitting GLG to accept U.S. clients. Note: 1. Source: Hedge Fund Research, Inc. 17

GLG IS A WORLD-CLASS FRANCHISE Leading Investment Manager Differentiated Investment Approach with Team of Highly-Experienced and Committed Investment Professionals Diversified Multi-Strategy Model with Growing Long-Only and Managed Account Platforms Long-Term Track Record of Strong Investment Performance World-Class Client Base Rigorous Risk Management and Controls Management Depth, Experience and Commitment 18

APPENDIX

HISTORY OF GLG GLG was founded by Noam Gottesman, Pierre Lagrange and Jonathan Green in 1995 as a division of Lehman Brothers Founders had worked together at Goldman Sachs Private Client Services since late 1980s GLG began to offer fund products in early 1997 Became an independent business in 2000, with Lehman Brothers initially holding a 20% minority interest (currently 11%) Since 2000, GLG has made considerable investments developing a cohesive investment management team and robust platform GLG accessed the public markets through a reverse acquisition transaction with Freedom in November 2007 20

GLG's Credit Agreement sets out two major financial covenants: 1. Fee-paying or gross AUM must be at least $15 billion at December 31, 2008 and at least $15.5 billion at December 31, 2009 2. Leverage ratio (funded debt to trailing four quarter adjusted EBITDA(1)) must not exceed 4.5 to 1 on the last day of each fiscal quarter Fee paying AUM was approximately $16 billion as at year ended December 31, 2008 satisfying the minimum AUM requirement Total company funded debt as of December 31, 2008 was $570 million bringing the leverage ratio to 2.26 which satisfies the leverage ratio covenant Trailing four quarter adjusted EBITDA as of December 31, 2008 was $252 million: DEBT COVENANT COMPLIANCE 21 1Q 08 2Q 08 3Q 08 4Q 08 Adjusted EBITDA $53m $61m $36m $102m Note: 1. As defined in the Credit Agreement.

TAXES GLG will not be impacted by possible US tax legislation regarding the taxation of publicly-held private equity firms and hedge funds structured as partnerships. As a US corporation, GLG pays and will pay US corporate taxes GLG will not be impacted by possible US tax legislation regarding the tax rates imposed on "carried interest" earnings. GLG earns fee income and does not receive a "carried interest" GLG expects its "effective" tax rate (sum of income taxes, cumulative dividends(1) and tax effect of Acquisition-related compensation expense divided by sum of adjusted net income, income taxes, cumulative dividends and tax effect of Acquisition-related compensation expense) to be in the range of 20% to 25% over the next three years, but the "effective" tax rate will depend on a number of factors: Jurisdictions in which GLG does business and the income taxes in those jurisdictions Relative growth rates in earnings in the jurisdictions in which GLG does business GLG's low expected "effective" tax rate going forward is largely the result of the asset basis step-up and associated 15-year goodwill amortization deduction for US tax purposes as a result of the reverse acquisition transaction (approximately $216 million per year) 22 Note: 1. Cumulative dividends are distributions payable to the holders of exchangeable shares of FA Sub 2 Limited, a subsidiary of GLG Partners, Inc, in respect of our estimate of the net taxable income of FA Sub 2 Limited allocable to such holders multiplied by an assumed tax rate.

SUMMARY OF GLG WARRANTS (NYSE: GLG/WS) Public Offering Warrants Founders' Warrants Sponsors' Warrants Co-Investment Warrants Outstanding(1) 32,984,674 12,000,003 4,500,000 5,000,000 Exercise Price $7.50 $7.50 $7.50 $7.50 Exercise Period(2) December 21, 2007 until December 28, 2011 Closing price > $14.25 for 20 trading days within a 30 trading day period beginning 90 days after a Business Combination Same as Public Offering Warrants Same as Public Offering Warrants Redemption Conditions All outstanding warrants are redeemed Closing price >$14.25 on each of 20 trading days within any 30 trading day period ending on the third business day prior to the date the redemption notice is given N/A as long as held by founders or their permitted transferees N/A as long as held by founders or their permitted transferees Same as Public Offering Warrants Redemption Notice No less than 30 days prior to redemption N/A N/A Same as Public Offering Warrants Redemption Price $0.01 per warrant N/A N/A Same as Public Offering Warrants "Cashless Exercise" Only applicable to warrants exercised in a redemption period If Public Offering Warrants become exercisable and are called for redemption, founders and sponsors will agree to amend to provide for cashless exercise Same as Founders' Warrants Same as Public Offering Warrants 23 Notes: 1. As of February 11, 2009. 2. All warrants will expire on December 28, 2011.

WARRANT / SHARE REPURCHASE PROGRAM(1) In the fourth quarter of 2008, no warrants were repurchased or exercised and 1.2 million shares were repurchased for $3.7 million. During 2008, GLG repurchased 7 million warrants for $37.4 million, 1.5 million shares for $7.7 million and 2.1 million warrants were exercised at $7.50 per share for aggregate proceeds of $16.1 million. In 2009, through February 11, GLG repurchased 28.3 million shares for $64.3 million, leaving 245.8 million common shares and 58.9 million FA Sub 2 Exchangeable Shares outstanding. Since inception of GLG's repurchase program in November 2007, GLG has repurchased 14.3 million warrants for $82.9 million and 29.8 million shares for $72.0 million and 5.5 million warrants have been exercised at $7.50 per share for aggregate proceeds of $41.4 million. On February 2, 2009, the Board of Directors approved a six-month extension of the existing stock and warrant repurchase program under which approximately $44.8 million remains available for such repurchases through August 2, 2009. 24 Note: 1. All repurchase and warrant exercise information is as of February 11, 2009.

MARKET CAPITALIZATION As of December 31, As of December 31, 2008 2007 Outstanding (MM) Issued and outstanding common stock 245.8 244.7 FA Sub 2 Limited Exchangeable Shares 58.9 58.9 Total 304.7 303.6 Warrants 54.5 63.6 Equity Market Capitalization Stock price: Warrant price: $2.27 $0.05 $13.60 $6.02 Common equity market capitalization(1) $692m $4.13bn Warrant market capitalization $3m $383m Total equity capitalization $695m $4.51bn Note: 1. Assumes conversion of FA Sub 2 Limited Exchangeable Shares. 25

COMPOSITION OF ASSETS UNDER MANAGEMENT 26 Note: Inflows over a period can distort performance figures when expressed as a percentage of opening net AUM. Totals may not add up due to rounding. ($ MM)

DESCRIPTION OF GROSS AND NET ASSETS UNDER MANAGEMENT GLG's funds make use of fund-in-fund reinvestment in the following ways: GLG's internal fund of hedge fund ("FoHF") products invest substantially all of their assets in GLG's single-manager alternative or long-only fund products; GLG's external FoHF products may invest a small proportion of their assets in other GLG external FoHF products; GLG's single-manager alternative fund products may invest some proportion of their assets in other GLG single-manager alternative fund products; and GLG's long-only fund products may invest some proportion of their assets in other GLG long-only fund products. Gross AUM presentation includes assets invested from other GLG Funds Net AUM presentation is net of assets invested from other GLG Funds 27

DESCRIPTION OF NON-GAAP WEIGHTED AVERAGE FULLY DILUTED SHARE COUNT 28 Non GAAP weighted average fully diluted shares: GLG's management assesses business performance per share based on the measure "non GAAP weighted average fully diluted shares outstanding," which adjusts average fully diluted shares outstanding under GAAP for (1) the unvested shares issued pursuant to our equity participation plan, which are recorded under GAAP as treasury shares, but upon which we will pay dividends to the extent we pay them on vested shares; (2) unvested shares awarded under our 2007 Restricted Stock Plan and our 2007 Long-Term Incentive Plan upon which we will pay dividends to the extent we pay them on vested shares; (3) the impact on the weighted average fully diluted shares outstanding of including all of the 69 million outstanding shares of Freedom common stock immediately prior to the closing of the acquisition by Freedom from January 1, 2007 rather than from November 2, 2007; and (4) the impact of including all 74 million Freedom warrants outstanding immediately prior to the closing of the acquisition by Freedom of GLG Partners LP and associated entities as outstanding from January 1, 2007, rather than from November 2, 2007, in determining the weighted average number of warrants outstanding in each period, and applying the treasury stock method to determine the number of fully diluted shares outstanding under such warrants applying the stock price on November 2, 2007 for all dates prior to November 2, 2007. Non GAAP weighted average fully diluted shares is not a measure of financial performance under GAAP and should not be considered as an alternative to GAAP fully-diluted shares outstanding or in calculating GAAP earnings per share. Non GAAP weighted average fully diluted shares is a non GAAP financial measure that we use internally to measure the number of shares on which we may elect to pay dividends plus the warrants outstanding under the treasury stock method.

RECONCILIATION OF NON-GAAP WEIGHTED AVERAGE FULLY DILUTED SHARES 29 Notes: 1. Reflects weighted average diluted shares outstanding eligible to receive common dividends or the equivalent, plus diluted warrants outstanding under the treasury stock method. 2. Uses the November 2, 2007, the date the reverse acquisition transaction closed, price of $13.70 and share count of 230,467,891 for all prior periods. 3. Assumes conversion of FA Sub 2 Limited Exchangeable Shares

LIMITED PARTNER PROFIT SHARE ARRANGEMENT Mid-2006, GLG entered into partnerships with a number of its key personnel. Other key personnel have since joined these partnerships. These individuals: Ceased being employees and became holders of direct or indirect limited partnership interests in GLG entities and provide services to GLG directly or through two limited liability partnerships. Are entitled to: Priority drawings paid as a partnership draw: a fixed base limited partner profit share and a variable limited partner profit share which is contractually linked to management fees and performance fees attributable to the individuals concerned. Discretionary limited partner profit share which is determined by management in its sole discretion. 30

ACQUISITION-RELATED COMPENSATION EXPENSE Following the reverse acquisition transaction, and as required by SFAS 123(R), GLG's GAAP compensation, benefits and profit share expense reflects share-based and other compensation recognized in respect of: the equity participation plan (including with respect to the cash portion of the awards under the plan in the aggregate amounts of $91 million, $46 million and $5 million for the three 12-month periods beginning with the consummation of the acquisition). Related expenses will end in 2010(1). 10,000,000 shares allocated for the benefit of employees, service providers and certain key personnel under the Restricted Stock Plan. Related expenses will end in 2011(2). shares allocated for the benefit of employees and certain key personnel under the 2007 LTIP. Related expenses will end in 2013(3). the agreement among the Principals and Trustees. Related expenses will end in 2012(4). GLG subtracts any compensation expense related to dividends paid on unvested shares. Compensation expense is only booked in accordance with SFAS 123(R) on dividends on unvested shares that are ultimately not expected to vest. Furthermore, GLG includes in its Acquisition-related compensation expense any gains or losses realized from investments in GLG Funds held by equity participation plan participants. 31 Notes: 1. Vesting period lasting three years. 2. Vesting period lasting four years. 3. Vesting period lasting six years. 4. Vesting period lasting five years.

COMPENSATION, BENEFITS AND PROFIT SHARE Under GAAP, there is a charge to compensation expense for Acquisition-related compensation expense based on certain service conditions. However, GLG's management believes that this charge does not reflect its ongoing core business operations and compensation expense. Instead GLG's management assesses its personnel-related expenses based on the measure non GAAP compensation, benefits and profit share, or non GAAP CBP. Non GAAP CBP reflects GAAP compensation, benefits and partner profit share adjusted to exclude Acquisition-related compensation expense in connection with the acquisition by Freedom Acquisition Holdings, Inc. ("Freedom") of GLG Partners LP and associated entities. Non GAAP CBP is not a measure of financial performance under GAAP and should not be considered as an alternative to employee compensation and benefits. 32

ADJUSTED NET INCOME Non GAAP Adjusted Net Income: GLG's management assesses the underlying performance of its business based on the measure "adjusted net income," which adjusts net income before minority interest for (1) the Acquisition-related compensation expense, (2) to the extent that GLG records a tax benefit related to Acquisition-related compensation that is tax deductible for GAAP purposes, the impact of that tax benefit in calculating non GAAP adjusted net income, and (3) the cumulative dividends payable to the holders of exchangeable shares of its FA Sub 2 Limited subsidiary in respect of its estimate of the net taxable income of FA Sub 2 Limited allocable to such holders multiplied by an assumed tax rate. Adjusted net income is not a measure of financial performance under GAAP and should not be considered as an alternative to GAAP net income as an indicator of GLG's operating performance or any other measures of performance derived in accordance with GAAP. 33